UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-4182

Name of Fund:  Merrill Lynch International Value Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch International Value Fund, Inc., 800 Scudders Mill
Road, Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2003


Merrill Lynch
International
Value Fund
of Mercury Funds II


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Commission's website at http://www.sec.gov.



Merrill Lynch International Value Fund
of Mercury Funds II
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH INTERNATIONAL VALUE FUND


Important Tax
Information
(unaudited)


The following information summarizes all per share distributions paid by Merrill Lynch International Value Fund during the year ended
June 30, 2003:

                                                                                      Foreign
                                                        Foreign         Total          Taxes
                                                         Source        Ordinary       Paid or
                        Record Date    Payable Date      Income         Income        Withheld
Class A Shares:          8/13/2002      8/19/2002          --             --             --
Class B Shares:          8/13/2002      8/19/2002          --             --             --
Class CShares:           8/13/2002      8/19/2002          --             --             --
Class I Shares:          8/13/2002      8/19/2002       $.045596       $.045596       $.059541



The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends and/or interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



Merrill Lynch International Value Fund, June 30, 2003


DEAR SHAREHOLDER


Fiscal Year in Review
For the 12 months ended June 30, 2003, Merrill Lynch International Value Fund's Class I, Class A, Class B and Class C Shares had total returns of -12.38%, -12.55%, -13.27% and -13.19%, respectively, underperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, which had a total return of -6.46%, and the MSCI EAFE Value Index, which had a total return of -4.94%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.)

Value stocks and growth stocks returned broadly similar performance during the 12-month period ended June 30, 2003, though value stocks performed very poorly in the third quarter of 2002. The relative performance of value and growth styles was very volatile, dominated by the fortunes of the financial sector. Financial stocks such as banks and insurance companies performed very poorly in the third quarter of 2002 as investors became concerned that low levels of equity markets would lead to major financial bankruptcies, or further forced selling of equities by banks. As no major bankruptcies occurred after the December 31, 2002 book close, investors grew more confident in bank balance sheets. Easing of bank capital adequacy requirements allayed fears of further forced selling of equities from banks and insurance companies, and provided a platform for a rebound in markets, in which financial shares performed very strongly.

The Fund's underperformance of the benchmark was mainly attributable to stock selection. Although the Fund had a strong performance contribution from the banks, insurance and utilities sectors, the media, materials, and information technology areas contributed negatively to performance. From a country perspective, the leading markets included Spain, Australia and Singapore, while the Netherlands, Germany and France were among the weakest markets. On a stock level the best contribution came from DePfa Bank PLC, Intesa BCI SpA and Hongkong Electric Holdings Limited, while the worst contributions were from Chubb PLC, Henderson Land Development Company Limited, Saint Gobain, Hitachi Ltd. and Alstom.


Economic Environment
Global economic prospects have improved during recent months. First, monetary conditions have become more expansionary. The recent fall in bond yields is a boost to consumers, reflected in another mortgage refinancing wave in the United States, and to companies through a reduction in the cost of capital. Second, we have seen a substantial easing of broader financial conditions, and fears of a global credit crunch have so far proved unfounded. Third, prospects for fiscal easing in Europe have improved. Germany will implement tax cuts of 0.3% of gross domestic product (GDP) next year and a further 0.8% of GDP in 2005. The end to the Iraq war has brought additional economic benefits through a lift to the extreme risk aversion that gripped the global economy earlier this year. This has been reflected in a modest bounce in consumer and business confidence surveys since March. The major headwinds that still face the economy are from the excessive debt levels that were built up in the "bubble years." This is likely to hold back consumer and corporate spending for many years as balance sheets are repaired, in our opinion. However, we are currently seeing the first encouraging signs that corporate retrenchment is sufficiently advanced to allow a modest rise in investment spending after two years of declines.

The relative outperformance of value compared to growth during the last three years means that there is presently less of a stark valuation discrepancy in favor of value stocks. At the moment, the Fund is still overweight in the more economically sensitive sectors such as hotels, restaurants and leisure, energy, capital goods and diversified financials. This is at the expense of food, beverage and tobacco, insurance and technology hardware and equipment.

While valuations of equity markets in early March were more appealing than going into any of the previous bear market upturns, the subsequent rally has taken global aggregates back into expensive territory. On a price-to-normalized earnings basis, the world market stands well above its long-run average, with an emphasis concentrated in the United States. European and Asian equities both trade at around 17 times normalized earnings, which are expected to grow modestly in 2004. Global equities continue to look more attractive relative to government bonds or cash, using metrics such as implied earnings growth or a comparison of real bond yields compared to dividend yields (again the United States looks less attractive than the rest of the world). However, this comparison says more about the high cost of bonds than any cheapness of equities. On our models of "fair value" for 10-year bonds, the U.S. bond market is expensive, although the Eurozone and U.K. markets are less valued.

While we continue to look for a global earnings recovery, we question whether the pace of growth will be sufficient to generate sustained earnings upgrades in many cyclical sectors. The first quarter earnings season in the United States did indeed produce some genuine upward surprises, both in terms of the quantity and quality of earnings. Although concerns over earnings quality have subsided, there remains uncertainty, such as options expensing and health care costs, that could have a negative impact at the stock level. While the depth of Asian domestic economies is increasing, earnings will continue to depend on the health of the U.S. consumer. European earnings, which are more geared to global production growth, will be held back by the appreciation of the euro, and are unlikely to display rapid growth.


In Conclusion
We continue to believe that fundamental factors such as earnings growth and cash flow generation will be increasingly important to investors and believe that the Fund is well positioned for progress in the future. We appreciate your support of Merrill Lynch International Value Fund, and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(James Macmillan)
James Macmillan
Vice President and
Portfolio Manager



July 30, 2003



Merrill Lynch International Value Fund, June 30, 2003


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately eight years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

* Class I Shares incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%.Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders. The Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of average Class I net assets until 3/1/99, when it removed/discontinued capping expenses. Without such expense cap, the Fund's Class I performance would have been lower.



Total Return
Based on a
$10,000
Investment


A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class A Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class A Shares*

Date                              Value

6/02/1999**                     $ 9,475.00
June 2000                       $11,155.00
June 2001                       $10,262.00
June 2002                       $10,117.00
June 2003                       $ 8,847.00


MSCI EAFE Index++++

Date                              Value

6/02/1999**                     $10,000.00
June 2000                       $12,075.00
June 2001                       $ 9,208.00
June 2002                       $ 8,334.00
June 2003                       $ 7,795.00



A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class B and Class C Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:

ML International Value Fund++
Class B Shares*

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 9,799.00
June 2002                       $ 9,594.00
June 2003                       $ 8,112.00


ML International Value Fund++
Class C Shares*

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 9,789.00
June 2002                       $ 9,583.00
June 2003                       $ 8,319.00


MSCI EAFE Index++++

Date                              Value

10/06/2000**                    $10,000.00
June 2001                       $ 8,324.00
June 2002                       $ 7,534.00
June 2003                       $ 7,047.00



A line graph illustrating the growth of a $10,000 investment in ML International Value Fund++ Class I Shares* compared to a similar investment in MSCI EAFE Index++++. Values illustrated are as follows:


ML International Value Fund++
Class I Shares*

Date                              Value

June 1993                       $ 9,475.00
June 1994                       $11,058.00
June 1995                       $12,283.00
June 1996                       $14,569.00
June 1997                       $17,714.00
June 1998                       $19,091.00
June 1999                       $19,896.00
June 2000                       $23,001.00
June 2001                       $21,210.00
June 2002                       $20,968.00
June 2003                       $18,372.00


MSCI EAFE Index++++

Date                              Value

June 1993                       $10,000.00
June 1994                       $11,700.00
June 1995                       $11,894.00
June 1996                       $13,473.00
June 1997                       $15,203.00
June 1998                       $10,359.00
June 1999                       $11,194.00
June 2000                       $20,374.00
June 2001                       $15,537.00
June 2002                       $14,061.00
June 2003                       $13,153.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests primarily in stocks of companies located outside of the United States.
++++This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in
U.S. dollars).

Past performance in not indicative of future results.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/03                  -12.55%          -17.14%
Inception (6/02/99) through 6/30/03     - 1.67           - 2.96

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 6/30/03                  -13.27%          -16.74%
Inception (10/06/00) through 6/30/03    - 6.51           - 7.38

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 6/30/03                  -13.19%          -14.06%
Inception (10/06/00) through 6/30/03    - 6.52           - 6.52

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/03                  -12.38%          -16.98%
Five Years Ended 6/30/03                - 0.76           - 1.83
Ten Years Ended 6/30/03                 + 6.85           + 6.27

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch International Value Fund, June 30, 2003


PERFORMANCE DATA (concluded)


Aggregate
Total Return

                                                     % Return Without
                                                       Sales Charge
Class R Shares

Inception (1/03/03) through 6/30/03                       +7.09%



Recent
Performance
Results

                                                6-Month          12-Month     Since Inception
As of June 30, 2003                           Total Return     Total Return     Total Return
ML International Value Fund Class A Shares*       +8.51%        -12.55%            - 6.63%
ML International Value Fund Class B Shares*       +8.12         -13.27             -16.80
ML International Value Fund Class C Shares*       +8.19         -13.19             -16.81
ML International Value Fund Class I Shares*       +8.68         -12.38             +93.90
ML International Value Fund Class R Shares*        --             --               + 7.09
MSCI EAFE Index**                                 +9.47         - 6.46    +31.53/-22.05/-29.53/+7.41

*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I Shares, from 6/02/99 for Class A Shares, from 10/06/00 for
Class B & Class C Shares, and from 1/03/03 for Class R Shares.
**An unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S.
dollars). Ten-year/since inception total returns for ten years, from 6/02/99, from 10/06/00 and from 1/03/03, respectively.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                    Shares                                                                       Percent of
COUNTRY      Industry++++            Held                   Common Stocks                                Value   Net Assets
Australia    Hotels, Restaurants    1,033,000  TABCORP Holdings Limited                              $   7,461,255     1.4%
             & Leisure

             Oil & Gas              2,173,610  Santos Limited                                            8,600,614     1.7

                                               Total Common Stocks in Australia                         16,061,869     3.1


France       Automobiles              197,790  PSA Peugeot Citroen                                       9,607,686     1.8

             Consumer--Office         141,335  Societe BIC SA                                            5,502,037     1.1
             Products

             Hotels, Restaurants      209,814  Accor SA                                                  7,589,604     1.5
             & Leisure

             Metals & Mining          394,471  Arcelor                                                   4,593,325     0.8
                                      168,715  Pechiney SA 'A'                                           6,056,431     1.2
                                                                                                     -------------   ------
                                                                                                        10,649,756     2.0

             Oil & Gas                126,573  TotalFinaElf SA                                          19,128,066     3.7

             Regional Banks           232,442  BNP Paribas SA                                           11,811,416     2.3

             Retailing                 72,109  Pinault-Printemps-Redoute SA                              5,432,096     1.0

                                               Total Common Stocks in France                            69,720,661    13.4


Germany      Electric--Utilities      179,993  E.On AG                                                   9,253,730     1.8

             Financial Services       156,910  DePfa Bank PLC                                           12,207,705     2.3

             Machinery                160,858  Linde AG                                                  5,955,412     1.1

                                               Total Common Stocks in Germany                           27,416,847     5.2


Hong Kong    Publishing             4,566,000  South China Morning Post Holdings Ltd.                    1,800,485     0.4

             Real Estate            2,042,000  Henderson Land Development Company Limited                5,865,596     1.1

                                               Total Common Stocks in Hong Kong                          7,666,081     1.5


Ireland      Regional Banks           411,165  Allied Irish Banks PLC                                    6,241,970     1.2

                                               Total Common Stocks in Ireland                            6,241,970     1.2


Italy        Building Products        654,994  Buzzi Unicem SpA                                          4,451,295     0.9

             Oil & Gas                681,387  ENI SpA                                                  10,306,701     2.0

             Regional Banks         4,796,583  Intesa BCI SpA                                           15,340,208     2.9

             Telecommunications     1,558,443  Telecom Italia SpA                                       14,107,711     2.7


                                               Total Common Stocks in Italy                             44,205,915     8.5


Japan        Automobiles              364,000  Honda Motor Co., Ltd.                                    13,793,046     2.7

             Beverages              1,309,000  Asahi Breweries Limited                                   7,903,602     1.5

             Chemicals/               842,000  Sumitomo Bakelite Company Limited                         3,513,154     0.7
             Pharmaceuticals

             Diversified                1,980  Nippon Telegraph & Telephone Corporation (NTT)            7,766,646     1.5
             Telecommunication
             Services

             Household Durables     1,246,000  Daiwa House Industry Co., Ltd.                            8,571,276     1.6
                                    1,037,000  Matsushita Electric Industrial Company, Ltd.             10,268,524     2.0
                                                                                                     -------------   ------
                                                                                                        18,839,800     3.6

             Leisure/Toys             594,000  Namco Ltd.                                                9,478,276     1.8

             Machinery              1,077,000  Amada Co., Ltd.                                           3,462,186     0.7

             Oil & Gas                956,000  Showa Shell Sekiyu K.K.                                   6,862,977     1.3

             Pharmaceuticals          328,000  Yamanouchi Pharmaceutical Co., Ltd.                       8,549,990     1.6

             Small Loans &            208,100  Promise Co., Ltd.                                         7,781,545     1.5
             Finance                  261,000  Sanyo Shinpan Finance Co., Ltd.                           7,716,427     1.5
                                      134,500  Takefuji Corporation                                      6,978,430     1.3
                                                                                                     -------------   ------
                                                                                                        22,476,402     4.3

                                               Total Common Stocks in Japan                            102,646,079    19.7



Merrill Lynch International Value Fund, June 30, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                    Shares                                                                       Percent of
COUNTRY      Industry++++            Held                   Common Stocks                                Value   Net Assets
Netherlands  Chemicals/               196,062  Akzo Nobel NV                                          $  5,196,409     1.0%
             Pharmaceuticals

             Commercial Services      747,949  Vedior NV 'A'                                             6,776,775     1.3
             & Supplies

             Diversified              668,933  Fortis                                                   11,522,533     2.2
             Financials

             Electronics              332,853  Koninklijke (Royal) Philips Electronics NV                6,329,755     1.2

             Insurance--Multi-Line    564,031  ING Groep NV                                              9,799,773     1.9

             Media                    513,394  Wolters Kluwer NV 'A'                                     6,190,335     1.2

                                               Total Common Stocks in the Netherlands                   45,815,580     8.8


Portugal     Electric--Utilities    2,945,007  Electricidade de Portugal, SA (EDP)                       6,290,329     1.2

                                               Total Common Stocks in Portugal                           6,290,329     1.2


Singapore    Publishing            20,621,000  ++Singapore Post Limited                                  7,962,680     1.5

                                               Total Common Stocks in Singapore                          7,962,680     1.5


Spain        Telecommunications       594,961  ++Telefonica SA                                           6,907,386     1.3

                                               Total Common Stocks in Spain                              6,907,386     1.3


Sweden       Regional Banks         1,922,841  Nordbanken Holding AB                                     9,271,971     1.8

                                               Total Common Stocks in Sweden                             9,271,971     1.8


Switzerland  Building Materials        17,914  Geberit AG (Registered Shares)                            5,514,848     1.1
                                      208,395  Holcim Ltd. (Registered Shares)                           7,700,099     1.5
                                                                                                     -------------   ------
                                                                                                        13,214,947     2.6

             Pharmaceuticals          346,629  Novartis AG (Registered Shares)                          13,716,226     2.6

             Regional Banks           337,669  Credit Suisse Group                                       8,887,010     1.7

                                               Total Common Stocks in Switzerland                       35,818,183     6.9


United       Airports                 958,472  BAA PLC                                                   7,757,853     1.5
Kingdom
             Diversified Companies    670,695  Smiths Industries PLC                                     7,780,428     1.5
                                      722,540  Tomkins PLC                                               2,706,517     0.5
                                                                                                     -------------   ------
                                                                                                        10,486,945     2.0

             Diversified            1,900,491  BT Group PLC                                              6,389,789     1.2
             Telecommunication
             Services

             Foods                  1,801,134  J Sainsbury PLC                                           7,549,233     1.4
                                    1,018,969  Unilever PLC                                              8,112,998     1.6
                                                                                                     -------------   ------
                                                                                                        15,662,231     3.0

             Insurance--Multi-Line    994,624  AVIVA PLC                                                 6,905,675     1.3

             Oil & Gas              2,889,076  Shell Transport & Trading Company                        19,069,620     3.7

             Pharmaceuticals        1,070,531  GlaxoSmithKline PLC                                      21,604,727     4.2

             Regional Banks         2,225,009  Barclays PLC                                             16,522,180     3.2
                                      430,873  Royal Bank of Scotland Group PLC                         12,087,077     2.3
                                                                                                     -------------   ------
                                                                                                        28,609,257     5.5

             Security Services      3,682,236  Chubb PLC                                                 4,587,559     0.9

                                               Total Common Stocks in the United Kingdom               121,073,656    23.3


                                               Total Investments in Common Stocks
                                               (Cost--$485,363,958)                                    507,099,207    97.4


                                               Preferred Stocks
Germany      Chemicals/               128,383  Henkel KGaA                                               7,947,873     1.6
             Pharmaceuticals

                                               Total Investments in Preferred Stocks
                                               (Cost--$8,488,840)                                        7,947,873     1.6


                                   Face
                                  Amount                Short-Term Investments
             Time Deposits          $ 904,309  Brown Brothers Harriman & Company, 0.61% due 7/01/2003      904,309     0.2



                               Shares Held/
                           Beneficial Interest
                                  $38,889,986  Merrill Lynch Liquidity Series, LLC Money Market
                                               Series (a)(b)                                            38,889,986     7.4
                                   25,926,657  Merrill Lynch Premier Institutional Fund (a)(b)          25,926,657     5.0
                                                                                                     -------------   ------
                                                                                                        64,816,643    12.4

                                               Total Short-Term Investments (Cost--$65,720,952)         65,720,952    12.6


             Total Investments (Cost--$559,573,750)                                                    580,768,032   111.6
             Liabilities in Excess of Other Assets                                                    (60,286,771)   (11.6)
                                                                                                     -------------   ------
             Net Assets                                                                              $ 520,481,261   100.0%
                                                                                                     =============   ======

++Non-income producing security.
++++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                         Dividend/
                                              Net         Interest
Affiliate                                   Activity       Income

Merrill Lynch Liquidity Series, LLC
Money Market Series                        $30,136,254    $122,291
Merrill Lynch Premier Institutional Fund     8,756,913    $101,193


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



Merrill Lynch International Value Fund, June 30, 2003


STATEMENT OF ASSETS AND LIABILITIES

                  As of June 30, 2003
Assets:           Investments, at value (including securities loaned of $61,513,554)
                  (identified cost--$559,573,750)                                                           $   580,768,032
                  Foreign cash (cost--$11)                                                                               11
                  Cash                                                                                                9,376
                  Receivables:
                     Capital shares sold                                                  $     9,361,891
                     Dividends                                                                  4,408,720
                     Interest                                                                          15        13,770,626
                                                                                          ---------------
                  Prepaid registration fees and other assets                                                         61,688
                                                                                                            ---------------
                  Total assets                                                                                  594,609,733
                                                                                                            ---------------

Liabilities:      Collateral on securities loaned, at value                                                      64,816,643
                  Payables:
                     Capital shares redeemed                                                    8,501,664
                     Other affiliates                                                             357,718
                     Investment adviser                                                           343,477
                     Distributor                                                                   18,380         9,221,239
                                                                                          ---------------
                  Accrued expenses and other liabilities                                                             90,590
                                                                                                            ---------------
                  Total liabilities                                                                              74,128,472
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   520,481,261
                                                                                                            ===============

Net Assets        Paid-in capital                                                                           $   581,382,132
Consist of:       Undistributed investment income--net                                     $    8,191,889
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                 (90,561,609)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                            21,468,849
                                                                                          ---------------
                  Total accumulated losses--net                                                                (60,900,871)
                                                                                                            ---------------
                  Net assets                                                                                $   520,481,261
                                                                                                            ===============


Net Asset         Class A--Based on net assets of $49,395,145 and 2,747,776 shares
Value:                     of beneficial interest outstanding++                                             $         17.98
                                                                                                            ===============
                  Class B--Based on net assets of $5,342,511 and 299,437 shares of
                           beneficial interest outstanding++                                                $         17.84
                                                                                                            ===============
                  Class C--Based on net assets of $2,672,432 and 150,994 shares of
                           beneficial interest outstanding++                                                $         17.70
                                                                                                            ===============
                  Class I--Based on net assets of $463,071,066 and 25,685,603 shares
                           of beneficial interest outstanding++                                             $         18.03
                                                                                                            ===============
                  Class R--Based on net assets of $107 and 5.95 shares of beneficial
                           interest outstanding++                                                           $         17.98
                                                                                                            ===============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Year Ended June 30, 2003
Investment        Dividends (net of $2,064,011 foreign withholding tax)                                     $    14,774,396
Income:           Securities lending--net                                                                           223,484
                  Interest                                                                                          141,788
                                                                                                            ---------------
                  Total income                                                                                   15,139,668
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $     3,914,590
                  Transfer agent fees--Class I                                                    835,924
                  Accounting services                                                             224,368
                  Custodian fees                                                                  185,779
                  Registration fees                                                                92,266
                  Account maintenance fees--Class A                                                83,757
                  Printing and shareholder reports                                                 73,531
                  Professional fees                                                                64,196
                  Transfer agent fees--Class A                                                     59,652
                  Trustee's fees and expenses                                                      56,147
                  Account maintenance and distribution fees--Class B                               26,736
                  Account maintenance and distribution fees--Class C                               22,496
                  Pricing fees                                                                      9,068
                  Transfer agent fees--Class B                                                      4,566
                  Transfer agent fees--Class C                                                      3,995
                  Other                                                                            40,490
                                                                                          ---------------
                  Total expenses                                                                                  5,697,561
                                                                                                            ---------------
                  Investment income--net                                                                          9,442,107
                                                                                                            ---------------

Realized &        Realized gain (loss)from:
Unrealized Gain      Investments--net                                                        (80,165,973)
(Loss) on            Foreign currency transactions--net                                           261,932      (79,904,041)
Investments &                                                                             ---------------
Foreign Currency  Change in unrealized appreciation on:
Transactions--Net:   Investments--net                                                           9,985,865
                     Foreign currency transactions--net                                           (4,829)         9,981,036
                                                                                          ---------------   ---------------
                  Total realized and unrealized loss from investments and foreign
                  currency transactions--net                                                                   (69,923,005)
                                                                                                            ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $  (60,480,898)
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch International Value Fund, June 30, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Year Ended June 30,
                  Increase (Decrease) in Net Assets:                                             2003               2002
Operations:       Investment income--net                                                  $     9,442,107   $     9,794,395
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                          (79,904,041)        12,395,756
                  Change in unrealized appreciation/depreciation on investments and
                  foreign currency transactions--net                                            9,981,036      (51,150,396)
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                       (60,480,898)      (28,960,245)
                                                                                          ---------------   ---------------

Dividends &       Investment income--net:
Distributions to     Class A                                                                           --         (556,121)
Shareholders:        Class B                                                                           --          (54,478)
                     Class C                                                                           --          (43,476)
                     Class I                                                                  (1,343,641)      (21,781,579)
                  Realized gain on investments--net:
                     Class A                                                                           --         (924,869)
                     Class B                                                                           --          (86,370)
                     Class C                                                                           --          (68,118)
                     Class I                                                                           --      (33,183,961)
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from dividends and
                  distributions to shareholders                                               (1,343,641)      (56,698,972)
                                                                                          ---------------   ---------------

Capital Share     Decrease in net assets derived from net capital share transactions         (59,101,229)     (351,814,962)
Transactions:                                                                             ---------------   ---------------

Net Assets:       Total decrease in net assets                                              (120,925,768)     (437,474,179)
                  Beginning of year                                                           641,407,029     1,078,881,208
                                                                                          ---------------   ---------------
                  End of year*                                                            $   520,481,261   $   641,407,029
                                                                                          ===============   ===============

                  *Undistributed (accumulated) investment income (loss)--net              $     8,191,889   $     (239,168)
                                                                                          ===============   ===============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                                                             For the Period
The following per share data and ratios have been derived                           Class A++++                  June 2,
from information provided in the financial statements.                                                          1999++ to
                                                                          For the Year Ended June 30,            June 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000        1999
Per Share         Net asset value, beginning of period       $    20.55   $    22.89   $    27.27   $    25.72   $    25.20
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                      .39++++++    .23++++++          .31          .39          .05
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.96)        (.70)       (2.41)         3.41          .47
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.57)        (.47)       (2.10)         3.80          .52
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                          --        (.70)        (.47)        (.74)           --
                     Realized gain on investments--net               --       (1.17)       (1.81)       (1.51)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions                  --       (1.87)       (2.28)       (2.25)           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $    17.98   $    20.55   $    22.89   $    27.27   $    25.72
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           (12.55%)      (1.42%)      (8.00%)       15.36%     2.06%+++
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        1.32%        1.38%        1.31%        1.31%       1.30%*
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          2.30%        1.19%        2.05%        1.37%       2.77%*
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   49,395   $   97,769   $   52,110   $    4,920   $    1,150
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                                89%          45%          26%          50%          41%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Prior to October 6, 2000, Class A Shares were redesignated as
Distributor Class Shares.
++++++Based on average shares outstanding
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch International Value Fund, June 30, 2003


FINANCIAL HIGHLIGHTS (continued)
                                                                                                   Class B
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                       Oct. 6, 2000++
                                                                                  For the Year Ended June 30,  to June 30,
Increase (Decrease) in Net Asset Value                                                 2003           2002        2001
Per Share         Net asset value, beginning of period                             $    20.57     $    23.09     $    25.65
Operating                                                                          ----------     ----------     ----------
Performance:      Investment income--net                                              .29++++        .10++++            .39
                  Realized and unrealized loss on investments and foreign
                  currency transactions--net                                           (3.02)          (.71)          (.82)
                                                                                   ----------     ----------     ----------
                  Total from investment operations                                     (2.73)          (.61)          (.43)
                                                                                   ----------     ----------     ----------
                  Less dividends and distributions:
                     Investment income--net                                                --          (.74)          (.32)
                     Realized gain on investments--net                                     --         (1.17)         (1.81)
                                                                                   ----------     ----------     ----------
                  Total dividends and distributions                                        --         (1.91)         (2.13)
                                                                                   ----------     ----------     ----------
                  Net asset value, end of period                                   $    17.84     $    20.57     $    23.09
                                                                                   ==========     ==========     ==========

Total Investment  Based on net asset value per share                                 (13.27%)        (2.10%)     (2.01%)+++
Return:**                                                                          ==========     ==========     ==========

Ratios to         Expenses                                                              2.06%          2.12%         2.18%*
Average                                                                            ==========     ==========     ==========
Net Assets:       Investment income--net                                                1.74%           .48%         1.49%*
                                                                                   ==========     ==========     ==========

Supplemental      Net assets, end of period (in thousands)                         $    5,343     $    2,064     $    1,016
Data:                                                                              ==========     ==========     ==========
                  Portfolio turnover                                                      89%            45%            26%
                                                                                   ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
                                                                                                   Class C
The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                       Oct. 6, 2000++
                                                                                  For the Year Ended June 30,  to June 30,
Increase (Decrease) in Net Asset Value                                                 2003           2002        2001
Per Share         Net asset value, beginning of period                             $    20.39     $    22.91     $    25.65
Operating                                                                          ----------     ----------     ----------
Performance:      Investment income--net                                              .17++++        .09++++            .60
                  Realized and unrealized loss on investments and foreign
                  currency transactions--net                                           (2.86)          (.70)         (1.05)
                                                                                   ----------     ----------     ----------
                  Total from investment operations                                     (2.69)          (.61)          (.45)
                                                                                   ----------     ----------     ----------
                  Less dividends and distributions:
                     Investment income--net                                                --          (.74)          (.48)
                     Realized gain on investments--net                                     --         (1.17)         (1.81)
                                                                                   ----------     ----------     ----------
                  Total dividends and distributions                                        --         (1.91)         (2.29)
                                                                                   ----------     ----------     ----------
                  Net asset value, end of period                                   $    17.70     $    20.39     $    22.91
                                                                                   ==========     ==========     ==========

Total Investment  Based on net asset value per share                                 (13.19%)        (2.10%)     (2.11%)+++
Return:**                                                                          ==========     ==========     ==========

Ratios to         Expenses                                                              2.07%          2.06%         1.70%*
Average                                                                            ==========     ==========     ==========
Net Assets:       Investment income--net                                                1.02%           .47%         1.76%*
                                                                                   ==========     ==========     ==========

Supplemental      Net assets, end of period (in thousands)                         $    2,672    $     2,285     $      762
Data:                                                                              ==========     ==========     ==========
                  Portfolio turnover                                                      89%            45%            26%
                                                                                   ==========     ==========     ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch International Value Fund, June 30, 2003


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class I++
                                                                                   For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000        1999
Per Share         Net asset value, beginning of year         $    20.63   $    22.97   $    27.33   $    25.73   $    25.33
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income--net                        .30++++      .29++++          .48          .43          .59
                  Realized and unrealized gain (loss)
                  on investments and foreign currency
                  transactions--net                              (2.85)        (.70)       (2.53)         3.43          .40
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations               (2.55)        (.41)       (2.05)         3.86          .99
                                                             ----------   ----------   ----------   ----------   ----------
                  Less dividends and distributions:
                     Investment income--net                       (.05)        (.76)        (.50)        (.76)        (.25)
                     Realized gain on investments--net               --       (1.17)       (1.81)       (1.50)        (.34)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total dividends and distributions               (.05)       (1.93)       (2.31)       (2.26)        (.59)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of year               $    18.03   $    20.63   $    22.97   $    27.33   $    25.73
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share           (12.38%)      (1.14%)      (7.79%)       15.60%        4.22%
Return:*                                                     ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                        1.07%        1.14%        1.06%        1.06%         .95%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income--net                          1.78%        1.42%        1.78%        1.62%        1.98%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of year (in thousands)     $  463,071   $  617,289   $1,024,993   $1,393,910   $1,378,900
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                                89%          45%          26%          50%          41%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges. The
Fund's investment adviser paid annual operating expenses in excess of 1.0% of the Fund's Class I net assets until 3/01/1999, when it removed/discontinued the expense cap. Without such expense cap, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were redesignated as
Investor Class Shares.
++++Based on average shares outstanding

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (concluded)
                                                                                                                  Class R

                                                                                                                  For the
                                                                                                                   Period
The following per share data and ratios have been derived from                                                   January 3,
information provided in the financial statements.                                                                2003++ to
                                                                                                                  June 30,
Increase in Net Asset Value:                                                                                        2003
Per Share         Net asset value, beginning of period                                                           $    16.79
Operating                                                                                                        ----------
Performance:      Investment income--net++++                                                                            .32
                  Realized and unrealized gain on investments and foreign currency transactions--net                    .87
                                                                                                                 ----------
                  Total from investment operations                                                                     1.19
                                                                                                                 ----------
                  Net asset value, end of period                                                                 $    17.98
                                                                                                                 ==========

Total Investment  Based on net asset value per share                                                               7.09%+++
Return:**                                                                                                        ==========

Ratios to         Expenses                                                                                           1.55%*
Average                                                                                                          ==========
Net Assets:       Investment income--net                                                                             3.04%*
                                                                                                                 ==========

Supplemental      Net assets, end of period (in thousands)                                                       $  --+++++
Data:                                                                                                            ==========
                  Portfolio turnover                                                                                    89%
                                                                                                                 ==========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $1,000.

See Notes to Financial Statements.



Merrill Lynch International Value Fund, June 30, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch International Value Fund (the "Fund") (formerly Mercury International Value Fund), is a fund of Mercury Funds II (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers multiple classes of shares. Class A and Class I Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Expenses--Common expenses incurred by the Trust are allocated among the funds based upon: (i) relative net assets; (ii) as incurred on a specific identification basis; or (iii) evenly among the funds, depending on the nature of the expenditure.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $332,589 has been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.

FAM has entered into subadvisory agreements for the Fund with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), affiliated investment advisers that are indirect subsidiaries of ML & Co.
The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Trust on behalf of the Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at the annual rates based upon the average daily net assets of the shares as follows:


                                 Account
                               Maintenance       Distribution
                                   Fee               Fee

Class A                            .25%              --
Class B                            .25%             .75%
Class C                            .25%             .75%
Class R                            .25%             .25%



Merrill Lynch International Value Fund, June 30, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                   FAMD            MLPF&S

Class A                          $21,617          $164,785
Class I                          $ 1,050          $  5,328


For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $9,352 and $8,072 relating to transactions in Class B and Class C shares, respectively.

In addition, MLPF&S received $12,236 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2003.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended June 30, 2003, MLIM, LLC received $95,696 in securities lending agent fees.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders; the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.

For the year ended June 30, 2003, the Fund reimbursed FAM $10,375 for certain accounting services.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $451,587,147 and $486,383,285, respectively.

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains as of June 30, 2003 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments             $ (80,165,973)     $   21,194,282
Foreign currency transactions            261,932            274,567
                                  --------------     --------------
Total                             $ (79,904,041)     $   21,468,849
                                  ==============     ==============


As of June 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $4,789,316, of which $51,657,692 related to appreciated securities and $56,447,008 related to depreciated securities. At June 30, 2003, the aggregate cost of investments for Federal income tax purposes was $585,557,348.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $59,101,229 and $351,814,962 for the years ended June 30, 2003 and June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                               Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                           50,175,623     $  826,346,971
Shares redeemed                     (48,389,657)      (805,874,151)
                                  --------------     --------------
Net increase                           1,785,966     $   20,472,820
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                           12,261,739     $  251,671,628
Shares issued to shareholders
in reinvestment of dividends and
distributions                             76,320          1,460,003
                                  --------------     --------------
Total issued                          12,338,059        253,131,631
Shares redeemed                     (13,652,931)      (284,487,401)
                                  --------------     --------------
Net decrease                         (1,314,872)     $ (31,355,770)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                              250,163     $    4,117,534
Shares redeemed                         (51,072)          (838,821)
                                  --------------     --------------
Net increase                             199,091     $    3,278,713
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                               71,026     $    1,470,908
Shares issued to shareholders
in reinvestment of dividends and
distributions                              6,514            125,151
                                  --------------     --------------
Total issued                              77,540          1,596,059
Shares redeemed                         (21,178)          (420,375)
                                  --------------     --------------
Net increase                              56,362     $    1,175,684
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                            1,292,556     $   21,275,561
Shares redeemed                      (1,253,624)       (20,927,952)
                                  --------------     --------------
Net increase                              38,932     $      347,609
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                              231,981      $   4,681,307
Shares issued to shareholders
in reinvestment of dividends and
distributions                              5,135             98,078
                                  --------------     --------------
Total issued                             237,116          4,779,385
Shares redeemed                        (158,336)        (3,181,393)
                                  --------------     --------------
Net increase                              78,780      $   1,597,992
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended June 30, 2003                      Shares           Amount

Shares sold                           85,706,445     $1,421,840,060
Shares issued to shareholders
in reinvestment of dividends and
distributions                             72,331          1,308,467
                                  --------------     --------------
Total issued                          85,778,776      1,423,148,527
Shares redeemed                     (90,020,609)    (1,506,348,998)
                                  --------------     --------------
Net decrease                         (4,241,833)     $ (83,200,471)
                                  ==============     ==============



Class I Shares for the Year                               Dollar
Ended June 30, 2002                      Shares           Amount

Shares sold                           32,384,713     $  658,610,281
Shares issued to shareholders
in reinvestment of dividends and
distributions                          2,801,852        53,683,496
                                  --------------     --------------
Total issued                          35,186,565       712,293,777
Shares redeemed                     (49,881,367)    (1,035,526,645)
                                  --------------     --------------
Net decrease                        (14,694,802)     $(323,232,868)
                                  ==============     ==============




Class R Shares for the Period                             Dollar
January 3, 2003++ to June 30, 2003       Shares           Amount

Shares sold                                 5.95     $          100
                                  --------------     --------------
Net increase                                5.95     $          100
                                  ==============     ==============

++Commencement of operations.



Merrill Lynch International Value Fund, June 30, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by Mercury Advisors and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the year ended June 30, 2003.


6. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:



                                      6/30/2003        6/30/2002

Distributions paid from:
   Ordinary income                $    1,343,641     $   34,817,139
   Net long-term capital gains                --         21,881,833
                                  --------------     --------------
Total taxable distributions       $    1,343,641     $   56,698,972
                                  ==============     ==============


As of June 30, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $   10,586,088
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                    $   10,586,088
Capital loss carryforward                             (33,409,373)*
Unrealized gains--net                                (38,077,586)**
                                                     --------------
Total accumulated losses--net                        $ (60,900,871)
                                                     ==============


*On June 30, 2003, the Fund had a net capital loss carryforward of $33,409,373, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the deferral of post-October capital losses of $33,562,836 for tax purposes.




INDEPENDENT AUDITORS' REPORT


To the Board of Trustees of Mercury Funds II and
Shareholders of Merrill Lynch International Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch International Value Fund (formerly Mercury International Value Fund) (one of the portfolios comprising Mercury Funds II) as of June 30, 2003, the related statement of operations for the year then ended and, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2000 were audited by other auditors, whose report dated August 17, 2000 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch International Value Fund at June 30, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
August 13, 2003



Merrill Lynch International Value Fund, June 30, 2003


OFFICERS AND TRUSTEES (unaudited)

                                                                                              Number of     Other Public
                                                                                            Portfolios in    Director-
                        Position(s)    Length                                                Fund Complex      ships
                            Held      of Time                                                Overseen by      Held by
Name, Address & Age      with Fund     Served   Principal Occupation(s) During Past 5 Years    Trustee        Trustee
Interested Trustee

Terry K. Glenn*          President    2000 to   President and Chairman of Merrill Lynch       114 Funds      None
P.O. Box 9011            and          present   Investment Managers, L.P. ("MLIM")/Fund     159 Portfolios
Princeton,               Trustee                Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                                   Funds since 1999; Chairman (Americas
Age: 62                                         Region) of MLIM from 2000 to 2002;
                                                Executive Vice President of MLIM and
                                                FAM (which terms as used herein include
                                                their corporate predecessors) from 1983
                                                to 2002; President of FAM Distributors,
                                                Inc. ("FAMD") from 1986 to 2002 and
                                                Director thereof from 1991 to 2002;
                                                Executive Vice President and Director of
                                                Princeton Services, Inc. ("Princeton
                                                Services") from 1993 to 2002; President
                                                of Princeton Administrators, L.P. from
                                                1989 to 2002; Director of Financial Data
                                                Services, Inc. from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Trustee's term is unlimited.
Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.



                                                                                              Number of     Other Public
                                                                                            Portfolios in    Director-
                        Position(s)    Length                                                Fund Complex      ships
                            Held      of Time                                                Overseen by      Held by
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years    Trustee        Trustee


Independent Trustees
James H. Bodurtha        Trustee      2002 to   Director and Executive Vice President,         40 Funds      None
P.O. Box 9095                         present   The China Business Group, Inc. since        59 Portfolios
Princeton,                                      1995. Chairman, Berkshire Holding
NJ 08543-9095                                   Corporation since 1982.
Age: 59


Joe Grills               Trustee      1996 to   Member of the Committee of Investment          40 Funds      Kimco
P.O. Box 9095                         present   of Employee Benefit Assets of the           59 Portfolios    Realty
Princeton,                                      Association of Financial Professionals                       Corpora-
NJ 08543-9095                                   ("CIEBA") since 1986 and its Chairman                        tion
Age: 68                                         from 1991 to 1992. Member of the Investment
                                                Advisory Committees of the State of New York
                                                Common Retirement Fund since 1989; Member
                                                of the Investment Advisory Committee of the
                                                Howard Hughes Medical Institute from 1997
                                                to 2000; Director, Duke Management Company
                                                since 1992 and Vice Chairman thereof since
                                                1998; Director, LaSalle Street Fund from 1995
                                                to 2001; Director, Kimco Realty Corporation
                                                since 1997; Member of the Investment Advisory
                                                Committee of the Virginia Retirement System
                                                since 1998 and Vice Chairman thereof since
                                                2002; Director, Montpelier Foundation since
                                                1998 and Vice Chairman thereof since 2000;
                                                Member of the Investment Committee of the
                                                Woodberry Forest School since 2000; Member
                                                of the Investment Committee of the National
                                                Trust for Historic Preservation since 2000.


Herbert I. London        Trustee      2002 to   John M. Olin Professor of Humanities,          40 Funds      None
P.O. Box 9095                         present   New York University since 1993 and          59 Portfolios
Princeton,                                      Professor thereof since 1980; President
NJ 08543-9095                                   of Hudson Institute since 1997 and
Age: 64                                         Trustee thereof since 1980.


Andre F. Perold          Trustee      2002 to   George Gund Professor of Finance and           40 Funds      None
P.O. Box 9095                         present   Banking, Harvard Business School since      59 Portfolios
Princeton,                                      2000 and a member of the faculty since
NJ 08543-9095                                   1979; Director and Chairman of the
Age: 51                                         Board, UNX, Inc. since 2003; Director,
                                                Stockback.com from 2002 to 2002; Director,
                                                Sanlam Limited and Sanlam Life since
                                                2001; Director, Genbel Securities and
                                                Gensec Bank since1999; Director,
                                                Bulldogresearch.com from 2000 to 2001;
                                                Director, Sanlam Investment Management
                                                from 1999 to 2001; Director, Quantec
                                                Limited from 1991 to 1999.


Roberta Cooper Ramo      Trustee      2002 to   Shareholder, Modrall, Sperling, Roehl,         40 Funds      None
P.O. Box 9095                         present   Harris & Sisk, PA since 1993; Director      59 Portfolios
Princeton,                                      of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                   of the Board since 2000; Director of
Age: 60                                         ECMC, Inc. since 2001.


Robert S. Salomon, Jr.   Trustee      2002 to   Principal of STI Management since 1994;        40 Funds      None
P.O. Box 9095                         present   Trustee of Commonfund from 1980 to 2001;    59 Portfolios
Princeton,                                      Director of Rye Country Day School since
NJ 08543-9095                                   2001.
Age: 66


Stephen B. Swensrud      Trustee      2002 to   Chairman, Fernwood Advisors (investment        40 Funds      None
P.O. Box 9095                         present   adviser) since 1996; Principal of Fernwood  59 Portfolios
Princeton,                                      Associates (financial consultant) since
NJ 08543-9095                                   1975; Chairman of RPP Corporation since
Age: 70                                         1978; Director, International Mobile
                                                Communications, Inc. since 1998.


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



Merrill Lynch International Value Fund, June 30, 2003


OFFICERS AND TRUSTEES (unaudited)(concluded)

                        Position(s)    Length
                            Held     of Timeby
Name, Address & Age      with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice         2002 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof
P.O. Box 9011            President    present   since 1999; Senior Vice President and Treasurer of Princeton Services since
Princeton,               and                    1999; Vice President of FAMD since 1999; Director of MLIM Taxation since
NJ 08543-9011            Treasurer              1990.
Age: 43


Robert C. Doll, Jr.      Senior Vice  2002 to   President of MLIM and member of the Executive Management Committee of
P.O. Box 9011            President    present   ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,                                      Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                   at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment
Age: 48                                         Officer thereof from 1998 to 1999; Executive Vice President of Oppenheimer
                                                Funds, Inc. from 1991 to 1999.


James A. Macmillan       Vice         2002 to   Managing Director of MLIM since 2000; Director (Equities) of MLIM
P.O. Box 9011            President    present   from 1999 to 2000.
Princeton,
NJ 08543-9011
Age: 38


Phillip S. Gillespie     Secretary    2002 to   First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                         present   from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                      associated with MLIM since 1998; Assistant General Counsel of Chancellor
NJ 08543-9011                                   LGT Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Trustees.


Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863





PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 6/30/03


                                         Percent of
Ten Largest Equity Holdings              Net Assets

GlaxoSmithKline PLC                          4.2%
TotalFinaElf SA                              3.7
Shell Transport & Trading Company            3.7
Barclays PLC                                 3.2
Intesa BCI SpA                               2.9
Telecom Italia SpA                           2.7
Honda Motor Co., Ltd.                        2.7
Novartis AG (Registered Shares)              2.6
DePfa Bank PLC                               2.3
Royal Bank of Scotland Group PLC             2.3



Five Largest Industries*                 Percent of
(Equity Investments)                     Net Assets
Regional Banks                              15.4%
Oil & Gas                                   12.4
Pharmaceuticals                              8.4
Automobiles                                  4.5
Small Loans & Finance                        4.3


*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch International Value Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch International Value Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch International Value Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch International Value Fund, Inc.


Date: August 21, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.